UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
June 29, 2017
Wal-Mart Stores, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-06991	71-0415188
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 S.W. 8th Street
Bentonville, Arkansas 72716
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code:
(479) 273-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On June 29, 2017, Wal-Mart Stores, Inc., a Delaware corporation (the “Company”), issued a press release (the “Early Participation Press Release”) announcing the results as of the early participation date for (i) its previously announced cash tender offer for outstanding notes of its series of 6.500% notes due 2037, 6.200% notes due 2038, 5.625% notes due 2040 and 5.625% notes due 2041, (collectively, the “Dollar Securities”) (such cash tender offer, the “Dollar Tender Offer”) and (ii) its previously announced cash tender offer for outstanding notes of its series of 4.875% notes due 2039, 5.250% notes due 2035 and 5.750% notes due 2030 (collectively, the “Sterling Securities” and together with the Dollar Securities, the “Securities”) (such cash tender offer, the “Sterling Tender Offer” and together with the Dollar Tender Offer, the “Tender Offers”). A copy of the Early Participation Press Release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On June 29, 2017, the Company also issued a press release (the “Pricing Press Release”) announcing the pricing and the accepted tender amounts for the Securities of each series being purchased in each Tender Offer. A copy of the Pricing Press Release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K, including Exhibits 99.1 and 99.2 hereto, does not constitute an offer to sell or an offer to purchase any of the Securities or any other securities of the Company. The Tender Offers are being made only pursuant to an Offer to Purchase dated June 15, 2017 and a related Letter of Transmittal, which set forth the terms and conditions of each of the Tender Offers. The Company is making each Tender Offer only in those jurisdictions in which the Company is permitted to make that Tender Offer under applicable law.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.
Exhibit 99.1-A copy of the Early Participation Press Release is included herewith as Exhibit 99.1.

Exhibit 99.2-A copy of the Pricing Press Release is included herewith as Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: June 29, 2017

WAL-MART STORES, INC.

By:	/s/ Gordon Y. Allison
Gordon Y. Allison
Vice President and General Counsel, Corporate